UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

VULCAN MATERIALS COMPANY
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

EXPLANATORY NOTE: The following voting instruction forms were provided to participants in various Vulcan employee benefit plans by The Northern Trust Company as trustee of such plans.

Please access www.firstcoastresults.com/vmcplans.html and follow the simple instructions on the screen. Please call toll-free at 1-800-254-6492 on a touch-tone telephone and follow the simple recorded instructions. Your vote will be confirmed and cast as you directed. (Toll-free telephone voting is available for residents of the U.S. and Canada only.) If you do not have access to the Internet or a touch-tone telephone, please complete, sign, date and return the WHITE proxy card in the envelope provided to: First Coast Results, Inc., PO Box 3672, Ponte Vedra Beach, FL 32004-9911. VOTE BY INTERNET WWW.FIRSTCOASTRESULTS.COM/VMCPLANS.HTML VOTE BY TELEPHONE 1-800-254-6492 VOTE BY MAIL CONTROL NUMBER . PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE PAID ENVELOPE PROVIDED . THIS WHITE VOTING INSTRUCTION FORM FOR PLAN PARTICIPANTS ONLY APPLIES TO PLAN ACCOUNT SHARES VULCAN MATERIALS COMPANY YOUR VOTE IS IMPORTANT Please take a moment now to vote your shares of Vulcan Materials Company common stock for the 2012 Annual Meeting of Shareholders. You may vote by Internet or telephone 24 hours a day, 7 days a week. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had executed a WHITE proxy card. You will be required to provide the unique control number printed below. . VOTE ON DIRECTORS VULCAN’S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ALL ON THE FOLLOWING 1. Election of Directors (01) PHILIP W. FARMER (02) H. ALLEN FRANKLIN (03) RICHARD T. O’BRIEN (04) DONALD B. RICE To withhold your vote for any nominee(s), mark “For All Except” and write the number(s) of the nominess(s) on the line below.  VOTE ON PROPOSALS VULCAN’S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 2 AND 3: 2. To approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement 3. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 VULCAN’S BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSALS 4, 5 AND 6: 4. Shareholder Proposal regarding majority voting for director elections. 5. Shareholder Proposal regarding Board declassification. 6. Shareholder Proposal regarding the elimination of super-majority voting. NOTE: This proxy card may be voted in the discretion of the proxyholders named herein upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.   Signature Date Signature (Joint Owners) Date NOTE: Please sign exactly as your name or names appear hereon. For joint accounts, each owner must sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please print your full title. Corporations should sign in full name of corporation by an authorized officer. FOR ALL . WHITE PROX Y OR OR . . WITHHOLD ALL FOR ALL EXCEPT FOR AGAINST ABSTAIN . . . . . . FOR AGAINST ABSTAIN . . . . . . . . THIS WHITE VOTING INSTRUCTION FORM FOR PLAN PARTICIPANTS ONLY APPLIES TO PLAN ACCOUNT SHARES

Please Vote, Sign, Date and Return Promptly in the Enclosed Postage-Paid Envelope . DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY INTERNET OR TELEPHONE . THIS WHITE VOTING INSTRUCTION FORM FOR PLAN PARTICIPANTS ONLY APPLIES TO PLAN ACCOUNT SHARES VULCAN MATERIALS COMPANY ANNUAL MEETING OF SHAREHOLDERS JUNE 1, 2012 This proxy is solicited by Vulcan’s Board of Directors The shareholder(s) hereby appoints the NORTHERN TRUST COMPANY as proxy, with power to act and with power of substitutions, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of VULCAN MATERIALS COMPANY allocated to plan accounts that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held on June 1, 2012, at 3:00 p.m., Central Daylight Time, at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND UNLESS OTHERWISE DIRECTED, WILL BE VOTED (I) “FOR” ALL THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1; (II) “FOR” PROPOSALS 2 AND 3; (III) “AGAINST” PROPOSALS 4, 5 AND 6; AND (IV) IN THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF FOR SOME REASON ANY OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 ARE UNABLE TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE IF ELECTED, THIS PROXY WILL BE VOTED FOR SUCH SUBSTITUTE NOMINEES AS RECOMMENDED BY VULCAN’S BOARD AND, EXCEPT AS INDICATED OTHERWISE, IN FAVOR OF THE REMAINING NOMINEES. YOUR VOTE IS VERY IMPORTANT — PLEASE VOTE TODAY Continued and to be signed on reverse side WHITE PROX Y SEE REVERSE SIDE PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE

THIS BLUE VOTING INSTRUCTION FORM FOR PLAN PARTICIPANTS ONLY APPLIES TO PLAN ACCOUNT SHARES

YOUR VOTE IS IMPORTANT

PLEASE REVIEW THE PROXY STATEMENT AND SUBMIT A PROXY IN ONE OF THE FOLLOWING THREE WAYS

You may vote by Internet or telephone 24 hours a day, 7 days a week. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had executed a BLUE proxy card. You will be required to provide the unique control number printed below.

VOTE BY INTERNET

WWW.FIRSTCOASTRESULTS.COM/VMCPLANS.HTML

Please access **www.firstcoastresults.com/vmcplans.html** and follow the simple instructions on the screen.

OR

VOTE BY TELEPHONE **1-800-254-6492**

Please call toll-free at **1-800-254-6492** on a touch-tone telephone and follow the simple recorded instructions. Your vote will be confirmed and cast as you directed. (Toll-free telephone voting is available for residents of the U.S. and Canada only.)

OR

VOTE BY MAIL

If you do not have access to the Internet or a touch-tone telephone, please complete, sign, date and return the BLUE proxy card in the envelope provided to: First Coast Results, Inc., PO Box 3672, Ponte Vedra Beach, FL 32004-9911.

CONTROL NUMBER

PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE PAID ENVELOPE PROVIDED

BLUE PROXY

THIS BLUE VOTING INSTRUCTION FORM FOR PLAN PARTICIPANTS ONLY APPLIES TO PLAN ACCOUNT SHARES

YOU DO NOT NEED TO MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH MARTIN MARIETTA'S RECOMMENDATIONS.

PLEASE DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

MARTIN MARIETTA STRONGLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED BELOW IN PROPOSAL 1

1. To elect each of the following individuals to serve as a director of the Vulcan Board of Directors for a term expiring at Vulcan's 2015 Annual Meeting of Shareholders and until their successors are fuly elected and qualified:

(01) PHILIP R. LOCHNER, JR. (03) KAREN R. OSAR
(02) EDWARD W. MONEYPENNY (04) V. JAMES SARDO

FOR ALL NOMINEES ☐ WITHHELD FROM ALL NOMINEES ☐

To withhold authority to vote for one or more of the nominees under this Proposal 1, mark the "FOR ALL NOMINEES" box in this Proposal 1 and write the name(s) of the nominee(s) for whom your vote is being withheld in the space below

For all nominees in this Proposal 1 except the following: ______________________________

If any nominee is unable or unwilling to serve as a director of Vulcan, J. Keith Matheney or A. Jay Meyerson will be substituted for such nominee.

MARTIN MARIETTA MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2 - 6

	FOR	AGAINST	ABSTAIN
2. To approve, on an advisory basis, the compensation of Vulcan's named executive officers as disclosed in Vulcan's proxy statement.	☐	☐	☐
3. To ratify the appointment of Deloitte & Touche LLP as Vulcan's independent registered public accounting firm for the fiscal year ending December 31, 2012.	☐	☐	☐
4. Shareholder Proposal regarding majority voting for director elections.	☐	☐	☐
5. Shareholder Proposal regarding Vulcan Board declassification.	☐	☐	☐
6. Shareholder Proposal regarding the elimination of super-majority voting.	☐	☐	☐

Date: ______________________________,2012

Signature

Signature (if jointly held)

Title(s) or Authority

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleas sign in partnership name by authorized person.

PLEASE SIGN, DATE AND RETURN THIS BLUE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF MARTIN MARIETTA MATERIALS, INC. FOR USE AT THE 2012 ANNUAL MEETING OF SHAREHOLDERS OF VULCAN MATERIALS COMPANY THIS BLUE VOTING INSTRUCTION FORM FOR PLAN PARTICIPANTS ONLY APPLIES TO PLAN ACCOUNT SHARES This proxy is solicited on behalf of Martin Marietta Materials, Inc. ("Martin Marietta"), and not on behalf of the Board of Directors of Vulcan Materials Company, a New Jersey corporation ("Vulcan"). The undersigned shareholder of Vulcan hereby appoints the NORTHERN TRUST COMPANY with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this card, all the shares of Vulcan common stock, par value $1.00 per share, allocated to plan accounts which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2012 Annual Meeting of Shareholders of the company to be held on June 1, 2012, at 3:00 p.m., Central Daylight Time, at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203, and at any adjournment or postponement thereof, or any special meeting that may be called in lieu thereof (the"Annual Meeting"), with all powers which the undersigned would possess if present at the Annual Meeting. This proxy revokes any proxies previously provided with respect to the matters covered by this proxy. This proxy is solicited by Martin Marietta Materials, Inc. and when properly executed will be voted as specified herein and, unless otherwise directed, will be voted FOR all the nominees listed in Proposal 1 (Philip R. Lochner, Jr., Edward W. Moneypenny, Karen R. Osar, and V. James Sardo), and ABSTAIN with respect to Proposals 2-6. Martin Marietta recommends voting FOR each of the nominess. The named proxies will vote on such other matters as may properly come before the Annual Meeting in the named proxies' discretion, including with respect to matters which Martin Marietta did not know within a reasonable time fefore beginning the solicitation of proxies that are to be presented at the Annual Meeting. The undersigned acknowledges receipt of the Proxy Statement of Martin Marietta dated April 25, 2012 (the "Proxy Statement"). Important Notice Regarding the Availability of Proxy Materials for the 2012 Meeting The Proxy Statement is, and all other soliciting materials filed by Martin Marietta after the date of the Proxy Statement will be, available at http://www.ezodproxy.com/vmc-mim/2012 B L U E P R O X Y SEE REVERSE SIDE